Asset Retirement Obligations	3 Months Ended
Mar. 31, 2012
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations

14. Asset Retirement Obligations

The Company recognizes asset retirement obligations for the removal and disposal of residues; dismantling of certain tanks required by governmental authorities; cleaning and dismantling costs for owned rail cars; and cleaning costs for leased rail cars and barges. The following table reflects changes in the carrying values of asset retirement obligations:

	March 31, 2012	December 31, 2011
(Dollars in millions)
Balance at beginning of year	$21.3	$17.0
Accretion expense	0.2	1.1
Revision in estimated cash flows, net	0.1	6.3
Expenses incurred	(0.4)	(3.1)
Currency translation	0.2	0.0

Balance at end of period	$21.4	$21.3